                                                                     EXHIBIT 2.6

                          ACCEPTANCE AND TRANSFER FORM

    for the Offer by UUNET Holdings Australia Pty Limited (ACN 085 531 684) (`Purchaser') to acquire all your fully paid ordinary shares in OzEmail Limited
           (ACN 066 387 157) (`OzEmail') at US$2.20 Per Share in Cash


 ALL HOLDERS OF SHARES (INCLUDING SHARES HELD THROUGH CHESS) SHOULD COMPLETE,
               SIGN AND RETURN THIS ACCEPTANCE AND TRANSFER FORM
--------------------------------------------------------------------------------

                                    1.   Holder Identification Number (HIN)/
                                         Securityholder Reference Number
                                    -------------------------------------------------------------------
                                    2.   Securities Subregister
                                    -------------------------------------------------------------------
                                    3.   Number of Shares Held/Tendered(1)
                                    -------------------------------------------------------------------
                                    4.   Consideration (US$2.20 per share).
                                         See Section II - Payment Election
                                    -------------------------------------------------------------------

(If your name, address or     (1)               Unless you amend the number of Shares in Box 3 above, you will be deemed, on
 shareholding is incorrect         acceptance, to have accepted for your entire shareholding.
 please amend and initial)


   THIS ACCEPTANCE AND TRANSFER FORM MAY ONLY BE USED TO ACCEPT THE OFFER BY HOLDERS OF SHARES. IT CANNOT BE USED TO TENDER AMERICAN DEPOSITARY SHARES. TO
TENDER AMERICAN DEPOSITARY SHARES USE THE LETTER OF TRANSMITTAL (YELLOW FORM).
--------------------------------------------------------------------------------

THE OFFER WILL EXPIRE AT 1:00AM, NEW YORK CITY TIME, ON FEBRUARY [ ] , 1999 AND
 AT 5:00PM, SYDNEY TIME, ON FEBRUARY [ ], 1999, UNLESS THE OFFER IS EXTENDED.
  PRIOR TO THE EXPIRATION DATE, TENDERING HOLDERS OF SHARES WILL BE PERMITTED
  TO WITHDRAW THEIR TENDERED SHARES AT ANY TIME PRIOR TO THE EXPIRATION DATE.
        SEE `WITHDRAWAL RIGHTS' IN SECTION 4 OF THE OFFER TO PURCHASE.
--------------------------------------------------------------------------------

ALL HOLDERS OF CERTIFICATED SHARES MUST COMPLETE SECTIONS I, II AND III OF THIS FORM. ALL HOLDERS OF SHARES HELD THROUGH CHESS SHOULD COMPLETE SECTIONS I AND III OF THIS FORM. ALL HOLDERS OF SHARES HELD THROUGH AN ISSUER SPONSORED HOLDING SHOULD COMPLETE SECTIONS I, II AND III OF THIS FORM.

THIS IS AN IMPORTANT DOCUMENT. IF YOU ARE IN ANY DOUBT AS TO HOW TO DEAL WITH IT, PLEASE CONSULT YOUR FINANCIAL, LEGAL OR OTHER PROFESSIONAL ADVISORS IMMEDIATELY.

DETAILED INSTRUCTIONS FOR ACCEPTING THE OFFER ARE SET FORTH ON THE FOLLOWING PAGES AND SHOULD BE READ CAREFULLY BEFORE THIS ACCEPTANCE AND TRANSFER FORM IS COMPLETED.

IN THIS ACCEPTANCE AND TRANSFER FORM ALL REFERENCES TO "TENDERED SHARES" MEANS THE NUMBER OF SHARES SET OUT IN BOX 3 ABOVE, AS MAY BE AMENDED BY YOU.

                      SECTION I - ACCEPTANCE AND TRANSFER

Section 1 of this Acceptance and Transfer Form is divided into four parts:

PART A IF AT THE TIME OF ACCEPTANCE YOUR SHARES ARE CERTIFICATED, you must complete Part A in respect of those Shares (see Section 2 of the Offer to Purchase - Procedures for Tendering Shares and ADSs - Valid Tender of Shares) as well as Sections II and III of this Form.

PART B IF AT THE TIME OF ACCEPTANCE YOUR SHARES ARE IN A CHESS HOLDING, you are requested, but are not bound, to complete Part B in respect of those Shares (see Section 2 of the Offer to Purchase - Procedures for Tendering Shares and ADSs - Valid Tender of Shares). You must however complete Section III of this Form and return it to the Registry at the address given on the last page of this Form to avoid U.S. withholding tax.

PART C IF AT THE TIME OF ACCEPTANCE YOU ARE ENTITLED TO BE REGISTERED AS THE HOLDER OF CERTIFICATED SHARES THE SUBJECT OF ACCEPTANCE, but you are not registered as the holder of those Shares, you must complete Part C in respect of those Shares (see Section 2 of the Offer to Purchase - Procedures for Tendering Shares and ADSs - Valid Tender of Shares ) as well as Sections II and III of this Form.

PART D IF AT THE TIME OF ACCEPTANCE YOUR SHARES ARE IN AN ISSUER SPONSORED HOLDING, you must complete Part D in respect of those Shares (see
        Section 2 of the Offer to Purchase - Procedures for Tendering Shares and ADSs - Valid Tender of Shares) as well as Sections II and III of this Form.

Instructions on how to complete Section I of this Form are set forth on the following pages.

PROXY AND POWER OF ATTORNEY

By tendering Shares, a holder irrevocably appoints Purchaser and each of its directors, secretaries and officers from time to time jointly and each of them severally as such holder's true and lawful attorney-in-fact and proxy with effect from the date that the Offer, or the date any contract resulting from acceptance of the Offer, becomes free from its conditions or such conditions are satisfied or waived, with power to do all things which such holder could lawfully do in relation to the Tendered Shares or in exercise of any right derived from the holding of the Tendered Shares including (without limiting the generality of the foregoing):

(a)  attending and voting at any meeting of OzEmail;

(b)  demanding a poll for any vote to be taken at any meeting of OzEmail;

(c) proposing or seconding any resolution to be considered at any meeting of OzEmail;

(d) requisitioning the convening of any meeting of OzEmail and convening a meeting pursuant to any such requisition;

(e) notifying OzEmail that such holder's address in the records of OzEmail for all purposes including the despatch of notices of meeting, annual reports and dividends, should be altered to an address nominated by Purchaser;

(f) receiving from OzEmail, or any other party, and retaining any Share certificates which were held by OzEmail or any other party;

(g) executing all forms, notices, instruments (including an instrument appointing a director of Purchaser as a proxy) in respect of any or all of the Tendered Shares and resolutions relating to the Tendered Shares and generally to exercise all powers and rights which a person may have as a shareholder and performing such action as may be appropriate in order to vest good title in the Tendered Shares in Purchaser; and

(h) doing all things incidental and ancillary to any of the foregoing, and to have agreed that in exercising the powers conferred by that power of attorney, the attorney may act in the interest of Purchaser as the intended registered holder and beneficial holder of the Tendered Shares. Such appointment, being given for valuable consideration to secure the interest acquired in such holder's Tendered Shares, when effective, will revoke all prior proxies given by such holder with respect to the Tendered Shares without further action and no subsequent proxies will be given by such holder with respect to such Tendered Shares. Such appointment is irrevocable, and terminates upon registration of a transfer to Purchaser of such holder's Tendered Shares. Purchaser reserves the right to require that, in order for Tendered Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of payment for such Tendered Shares, Purchaser must be able to exercise full voting rights with respect to such Tendered Shares.

REPRESENTATIONS AND WARRANTIES

By signing and returning this Acceptance and Transfer Form you will be deemed to have represented and warranted to Purchaser, as a condition of the contact resulting from your acceptance, that at the time of acceptance and at the time of transfer to Purchaser:

(a) you have paid to OzEmail all amounts which at the time of acceptance have fallen due for payment in respect of the Tendered Shares; and

(b) all of your Tendered Shares are free from all mortgages, charges, liens and other encumbrances of any nature.

                    PART A - IF YOU HOLD SHARE CERTIFICATES

IN ADDITION TO THIS SECTION I - PART A, YOU MUST COMPLETE SECTIONS II AND III OF
                                   THIS FORM.

I/We, the person(s) named above being the holder(s) of the Shares shown above:

1. accept the Offer in respect of the Tendered Shares and transfer to Purchaser all of those Tendered Shares for the consideration specified in the Offer;

2.    agree to be bound by the terms and conditions of the Offer;

3.    ATTACH MY/OUR SHARE CERTIFICATE(S);  and

4. acknowledge that all documents and remittances sent by post will be sent at my/our risk.

If this form is signed under Power of Attorney, the donee of the Power declares that he or she has no notice of the revocation thereof.

__________________________________________    Date:
                                                   _____________________________

__________________________________________    Date:
      Signature of Transferor(s)                   _____________________________


(In the case of joint holders, all must sign. A corporation must sign by duly authorised officers and, if in Australia, affix its common seal or execute this Form as permitted by paragraph 2(b) in "Instructions For Section I How To Accept This Offer" below.)

Telephone number where we may contact you during business hours: (    )
                                                                ________________

TO ACCEPT THE OFFER, SEND IN THE ENVELOPE PROVIDED OR DELIVER THIS FORM TOGETHER WITH YOUR SHARE CERTIFICATES:

In the case of persons located outside the United States, to the Registry at:

           BY HAND OR OVERNIGHT DELIVERY:                                    POSTAL ADDRESS:
          National Registry Services Pty Ltd                                  Reply Paid 85
                        Level 1                                    National Registry Services Pty Ltd
                    Grosvenor Place                                            PO Box N460
                   225 George Street                                         Grosvenor Place
                   Sydney  NSW  2000                                            NSW  1219
----------------------------------------------------------------------------------------------------------------

TO BE RECEIVED OR DELIVERED NO LATER THAN 5:00PM SYDNEY TIME ON THE EXPIRATION DATE OF THE OFFER.

In the case of persons located in the United States, to the U.S. Depositary at:

            BY HAND OR OVERNIGHT DELIVERY:                                  POSTAL ADDRESS:
                 The Bank of New York                                     The Bank of New York
             Tender & Exchange Department                             Tender & Exchange Department
                  101 Barclay Street                                         P.O. Box 11248
              Receive and Deliver Window                                  Church Street Station
               New York, New York 10286                              New York, New York, 10286-1248
               Attention:  Steve Gilbert                                Attention:  Steve Gilbert
----------------------------------------------------------------------------------------------------------------

TO BE RECEIVED OR DELIVERED NO LATER THAN 1:00AM NEW YORK CITY TIME ON THE EXPIRATION DATE OF THE OFFER.

IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS ACCEPTANCE AND TRANSFER FORM, PLEASE CONTACT THE REGISTRY OR THE FINANCIAL ADVISOR IN AUSTRALIA OR THE DEALER MANAGER OR THE INFORMATION AGENT IN THE UNITED STATES.

                    PART B - INSTRUCTIONS FOR CHESS HOLDINGS

 In addition to this Section 1 - Part B, you must complete Section III of this
                                     Form.

1. If you are in doubt as to how to deal with your CHESS Holding, please contact your Controlling Participant unless you are a Broker or Non-Broker Participant.

    To accept the Offer, instruct your Controlling Participant to initiate the acceptance on CHESS. This acceptance must be initiated before 5:00pm (Sydney time) on the last day of the Offer Period and otherwise be made in accordance with the SCH Business Rules. You must also notify your Controlling Participant whether you wish to receive the consideration in U.S. or Australian dollars.

2. Please enter details of your Controlling Participant and, if not shown or shown incorrectly on the front of this Form, your HIN.

    My Controlling Participant is:
                                  ______________________________________________

    Name:_______________________________________________________________________

    Address:____________________________________________________________________

    My HIN is:
              __________________________________________________________________

    Number of Shares in CHESS Holding:
                                      __________________________________________

3.  Please sign this authority.

    Note: By signing and returning this authority, you have not accepted this Offer in relation to shares in a CHESS Holding. To ensure acceptance, you must follow the procedure set out in paragraph 1 above. This authority will only be used in the event you have not followed the procedure set out in paragraph 1 above.

    I request and irrevocably authorise Purchaser and its agents, namely the Registry and the U.S. Depositary, to instruct my Controlling Participant or another CHESS sponsor to accept the Offer for all of my Tendered Shares and to notify any Controlling Participant or another CHESS Sponsor that I wish to receive US$ or A$ as indicated in Section II or, in default of any indication in Section II, in Australian dollars.

    If this form is signed under Power of Attorney, the donee of the Power declares that he or she has no notice of the revocation thereof.



    __________________________________________  Date:
                                                     ___________________________


    __________________________________________  Date:
            Signature of Transferor(s)               ___________________________


    (In the case of joint holders all must sign. A corporation must sign by duly authorised officers and, if in Australia, affix its common seal or execute this Form as permitted by paragraph 2(b) in "Instructions For
    Section I How To Accept This Offer" below.)

    Telephone number where we may contact you during business hours: (   )
                                                                    ____________

ONCE YOU HAVE COMPLETED THIS FORM, DELIVER IT OR SEND IT IN THE ENVELOPE PROVIDED TO THE REGISTRY AT:

            BY HAND OR OVERNIGHT DELIVERY:                                   POSTAL ADDRESS:
          National Registry Services Pty Ltd                                  Reply Paid 85
                        Level 1                                    National Registry Services Pty Ltd
                    Grosvenor Place                                            PO Box N460
                   225 George Street                                         Grosvenor Place
                   Sydney  NSW  2000                                            NSW  1219
----------------------------------------------------------------------------------------------------------------

TO BE RECEIVED OR DELIVERED NO LATER THAN 5:00PM SYDNEY TIME ON THE EXPIRATION DATE OF THE OFFER.

IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS ACCEPTANCE AND TRANSFER FORM, PLEASE CONTACT THE REGISTRY OR THE FINANCIAL ADVISOR IN AUSTRALIA OR THE DEALER MANAGER OR THE INFORMATION AGENT IN THE UNITED STATES.

 PART C - INSTRUCTIONS FOR PERSONS ENTITLED TO BE REGISTERED BUT NOT REGISTERED
          AS A HOLDER OF CERTIFICATED SHARES AT THE TIME OF ACCEPTANCE

In addition to this Section I - Part C, you must complete Sections II and III of this Form.

If you are entitled to be registered in respect of Certificated Shares but, at the time you accept the Offer you are not registered as the holder of such Shares, you must accept the Offer in respect of any such Shares by completing this Form and returning it together with evidence which establishes your entitlement to be registered in respect of such Shares (eg. a copy of a contract note in respect of your purchase of those Shares) to the address set out below so that it is received no later than 5:00pm Sydney time on the expiration date of the Offer.

I/We, the person(s) named below, being at the time of this acceptance entitled to be registered as the holder(s) of certain Shares:

1. accept the Offer in relation to the Tendered Shares (being some or all of the Shares in respect of which I/we are entitled to be registered as holder(s)) and agree to transfer to Purchaser the Tendered Shares for the consideration specified in the Offer;

2.  agree to be bound by the terms and conditions of the Offer;

3. attach evidence which establishes my/our entitlement to be registered in respect of the Tendered Shares; and

4. acknowledge that all documents and remittances sent by post will be sent at my/our risk.

Name and address in which your Shares are registered  Name:
(if known):                                                ____________________

                                    Address:___________________________________

If this Form is signed under Power of Attorney, the donee of the Power declares that he or she has no notice of the revocation thereof.

__________________________________________    Date:
                                                   ____________________________


__________________________________________    Date:
    Signature of Transferor(s)                     ____________________________


(In the case of joint holders, all must sign. A corporation must sign by duly authorised officers and, if in Australia, affix its common seal or execute this Form as permitted by paragraph 2(b) in "Instructions For Section I How To Accept This Offer" below.)

Telephone number where we may contact you during business hours: (    )
                                                                ________________

TO ACCEPT THE OFFER, SEND IN THE ENVELOPE PROVIDED OR DELIVER THIS FORM TOGETHER WITH EVIDENCE OF YOUR ENTITLEMENT TO THE REGISTRY AT:

            BY HAND OR OVERNIGHT DELIVERY:                                   POSTAL ADDRESS:
          National Registry Services Pty Ltd                                  Reply Paid 85
                        Level 1                                    National Registry Services Pty Ltd
                    Grosvenor Place                                            PO Box N460
                   225 George Street                                         Grosvenor Place
                   Sydney  NSW  2000                                            NSW  1219
----------------------------------------------------------------------------------------------------------------

TO BE RECEIVED OR DELIVERED NO LATER THAN 5:00 PM SYDNEY TIME ON THE EXPIRATION DATE OF THE OFFER.

IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS ACCEPTANCE AND TRANSFER FORM, PLEASE CONTACT THE REGISTRY OR THE FINANCIAL ADVISOR IN AUSTRALIA OR THE DEALER MANAGER OR THE INFORMATION AGENT IN THE UNITED STATES.

              PART D - INSTRUCTIONS FOR ISSUER SPONSORED HOLDINGS

IN ADDITION TO THIS SECTION I - PART D, YOU MUST COMPLETE SECTIONS II AND III OF
                                   THIS FORM.

I/We, the person(s) named above being the holder(s) of the Shares shown above:

1. accept the Offer in respect of the Tendered Shares and transfer to Purchaser all of those Tendered Shares for the consideration specified in the Offer;

2.    agree to be bound by the terms and conditions of the Offer; and

3. acknowledge that all documents and remittances sent by post will be sent at my/our risk.

If this form is signed under Power of Attorney, the donee of the Power declares that he or she has no notice of the revocation thereof.


__________________________________________    Date:
                                                   _____________________________


__________________________________________    Date:
      Signature of Transferor(s)                   _____________________________


(In the case of joint holders, all must sign. A corporation must sign by duly authorised officers and, if in Australia, affix its common seal or execute this Form as permitted by paragraph 2(b) in "Instructions For Section I How To Accept This Offer" below.)

Telephone number where we may contact you during business hours: (    )
                                                                ________________

TO ACCEPT THE OFFER, SEND IN THE ENVELOPE PROVIDED OR DELIVER THIS FORM TO THE REGISTRY AT:

            BY HAND OR OVERNIGHT DELIVERY:                                   POSTAL ADDRESS:
          National Registry Services Pty Ltd                                  Reply Paid 85
                        Level 1                                    National Registry Services Pty Ltd
                    Grosvenor Place                                            PO Box N460
                   225 George Street                                         Grosvenor Place
                   Sydney  NSW  2000                                            NSW  1219
----------------------------------------------------------------------------------------------------------------

TO BE RECEIVED OR DELIVERED NO LATER THAN 5:00PM SYDNEY TIME ON THE EXPIRATION DATE OF THE OFFER.

IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS ACCEPTANCE AND TRANSFER FORM, PLEASE CONTACT THE REGISTRY OR THE FINANCIAL ADVISOR IN AUSTRALIA OR THE DEALER MANAGER OR THE INFORMATION AGENT IN THE UNITED STATES.

                                   SECTION II

                                PAYMENT ELECTION

THE CONSIDERATION PAYABLE UNDER THE OFFER IS DENOMINATED IN U.S. DOLLARS. HOWEVER, ALL HOLDERS HAVE THE RIGHT TO ELECT TO RECEIVE PAYMENT IN AUSTRALIAN DOLLARS.

            AUSTRALIAN DOLLAR PAYMENT ELECTION. Check/tick box only if you wish to receive all (but not part) of the amount of consideration to be
                       -------------------
            paid in Australian dollars. If you check/tick this box you will receive payment by cheque in Australian dollars, in which case the Registry or the U.S. Depositary will arrange for the conversion of the U.S. dollars amounts payable to you to Australian dollars at the exchange rate obtainable by the Registry or the U.S. Depositary, as applicable, on the spot market in Sydney or New York, as applicable, at approximately noon (Sydney time or New York City time) on the date the cash consideration is made available by Purchaser to the Registry or the U.S. Depositary for delivery to holders of Shares.

            UNITED STATES DOLLAR PAYMENT ELECTION. Check/tick box only if you wish to receive all (but not part) of the amount of consideration to
                            -------------------
            be paid in United States dollars. If you check/tick this box you will receive payment by cheque in United States dollars.


IF YOU DO NOT MAKE ANY PAYMENT ELECTION AND BOTH BOXES ABOVE ARE BLANK, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE ALL (BUT NOT PART) OF THE AMOUNT OF CASH
                          ------------------------------
CONSIDERATION TO BE PAID IN AUSTRALIAN DOLLARS.  IF YOUR SHARES ARE IN A CHESS
              --------------------------------
HOLDING, YOU MUST GIVE INSTRUCTIONS TO YOUR CONTROLLING PARTICIPANT WITH REGARD TO THE PAYMENT ELECTION.

The actual amount of Australian dollars received will depend upon the exchange rate prevailing on the business day on which funds are made available by Purchaser. Holders should be aware that the U.S. dollar/Australian dollar exchange rate which is prevailing at the date on which an election is made to receive Australian dollars and on the date of payment may be different from that prevailing on the business day on which funds are made available to the Registry or the U.S. Depositary, as the case may be, by Purchaser. In all cases, fluctuations in the U.S. dollar/Australian dollar exchange rate are at the risk of holders who elect, or who in default of such election are deemed to have elected, to receive their consideration in Australian dollars. Purchaser shall have no responsibility with respect to the cash consideration payable other than to make payment in accordance with the foregoing.

          SECTION III -- UNITED STATES BACKUP FEDERAL WITHHOLDING TAX

Payments made to holders of the Shares pursuant to the Offer may be subject to information reporting to the United States Internal Revenue Service and to United States federal backup withholding tax at the rate of 31% on the gross amount of such payments. To avoid information reporting and backup withholding,
                          ---------                          -------------------
holders of the Shares must provide the Registry or the U.S. Depositary with a
------------------------------------------------                       ------
properly executed Substitute Form W-8 (in the case of a non-United States
--------------------------------------
holder) or a properly executed Substitute Form W-9 (in the case of a United States holder). For the definition of a "United States holder" refer to the Offer to Purchase.

ACCORDINGLY, YOU MUST COMPLETE AND SIGN ONE OF THE TWO SECTIONS SET FORTH BELOW. Instructions on completing the Substitute Form W-8 or Substitute Form W-9 are set forth on the following pages.

NON-UNITED STATES HOLDERS

------------------------------------------------------------------------------------------------------------------------

                                         Name of owner (if joint account, also give joint owner's name)

                                         -------------------------------------------------------------------------------
              SUBSTITUTE                                             Permanent address
               FORM W-8
                                         -------------------------------------------------------------------------------
                                                     City, Province or State, postal code and country

                                         -------------------------------------------------------------------------------
            DEPARTMENT OF                Certification -- Under penalties of perjury, I certify that:
            THE TREASURY
              INTERNAL                   I am not (i) a United States citizen or resident, corporation,
          REVENUE SERVICE                partnership, estate or trust; (ii) an individual who has been, or plans to be, present in the United States for a total of 183 days or more during the calendar year, or (iii) engaged, nor plan to be engaged during the year, in a trade or business in the United States with which
           CERTIFICATE OF                gains on the sale of the Shares are effectively connected.
           FOREIGN STATUS


                                         Signature_______________________ Date:________________

 ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
UNITED STATES HOLDERS
--------------------------------------------------------------------------------------------------------------------
                                    PART 1--PLEASE PROVIDE YOUR TIN IN THE                     TIN
                                      BOX AT RIGHT AND CERTIFY BY SIGNING            SOCIAL SECURITY NUMBER
SUBSTITUTE                                     AND DATING BELOW.                               OR
FORM W-9                                                                      -------------------------------
                                                                                 EMPLOYER IDENTIFICATION NUMBER
                                                                              (IF AWAITING TIN, WRITE APPLIED FOR)
                                  ----------------------------------------------------------------------------------
                                    PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE.
                                    (SEE INSTRUCTIONS)
--------------------------------------------------------------------------------------------------------------------
                                    PART 3--CERTIFICATION, UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

                                    (1)  the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

                                    (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                    (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                                    THE DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                    SIGNATURE                                     DATE
                                             -----------------------------------      -----------------------
DEPARTMENT OF THE TREASURY          You must cross out item (2) of part 3 above if you have been notified by the
 INTERNAL REVENUE SERVICE           IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART
 AND CERTIFICATION                                            1 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
   Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future).  I understand that if I do not provide a taxpayer identification number to the payor within
   60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.

SIGNATURE                                                                 DATE
         ----------------------------------------------------------------     ----------------------------------

--------------------------------------------------------------------------------------------------------------------

                           INSTRUCTIONS FOR SECTION I
                            HOW TO ACCEPT THIS OFFER

1. The number of Shares which you are presently recorded as holding is shown on this Acceptance and Transfer Form. If you have recently bought or sold any Shares, your holding may differ from that shown and you may alter the number of shares shown on this form and the amount payable. Note that if you fail to do so, Purchaser will do so on your behalf.

2. To accept the Offer, please sign and date the Acceptance and Transfer Form where indicated. Unless you amend the number of Shares in Box 3 on the first page of this Acceptance and Transfer Form, you will be deemed, on acceptance, to have accepted for your entire shareholding. In addition, the following should be noted:

   (a) if the Tendered Shares are registered in the names of joint holders, all joint holders must sign the Acceptance and Transfer Form:

   (b) a corporation must execute the Acceptance and Transfer Form under its seal witnessed by 2 directors or witnessed by a director and the company secretary or without a seal signed by 2 directors or without a seal signed by a director and the company secretary or without a seal by a sole director of a proprietary company that has a sole director or by attorney; and

   (c) if the Acceptance and Transfer Form is signed under Power of Attorney, the relevant Power of Attorney must be submitted to the Registry or the United States Depository for noting.

3. If you hold Options on the date of the Offer and if you are entitled to and wish to exercise Options during the Offer Period and accept the Offer, you may do so by exercising those Options and tendering the resulting Shares to the Offer in accordance with this Acceptance and Transfer Form. You may not tender your Options, only the Shares resulting from the exercise of the Options. For details on how to exercise your Options, contact OzEmail.

4. If Shares stand in the books of OzEmail in the name of a person deceased, this Offer may be accepted by executors or administrators. Probate (or Letters of Administration, if applicable) must be produced to the Registry or the U.S. Depositary for noting. Any other requirements of OzEmail as to transfer or registration of these Shares must be satisfied.

5. If you have sold all your Shares, please send the Acceptance and Transfer Form to the sharebroker who acted on your behalf.

6. If you have sold part of your Shares or purchased additional Shares, please alter the number of Shares shown beside your name on the front of the Acceptance and Transfer Form to show the number of Shares now held by you in a certificated holding or Issuer Sponsored Holding and instruct your Controlling Participant in respect of Shares held through CHESS.

7. If you hold share certificates:

   (a) Complete all three sections of the Acceptance and Transfer Form and place the completed Acceptance and Transfer Form AND YOUR RELEVANT SHARE CERTIFICATE(S) in the enclosed envelope.

   (b) Holders located in the United States should forward their acceptances to the U.S. Depositary. Holders located outside the United States should forward their acceptances to the Registry. Holders located outside Australia and the United States are urged to forward their acceptances by AIRMAIL. The enclosed envelopes are not available for use by holders resident outside Australia and the United States. Acceptances should be posted to the address shown on the back page of this form.

   (c) Should your share certificate(s) not be readily available, please complete and post the Acceptance and Transfer Form immediately and forward the certificate(s) as soon as possible. If any certificate has been lost or destroyed, please include with your Acceptance and Transfer Form a letter to this effect and contact the Registry or the U.S. Depositary, as applicable.

                          INSTRUCTIONS FOR SECTION III

                      UNITED STATES BACKUP WITHHOLDING TAX

UNITED STATES HOLDERS

United States federal income tax law generally requires that a holder that is a United States person (generally, a citizen or resident of the United States) whose tendered Shares are accepted for purchase pursuant to the Offer provide the Registry with their correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer. If withholding results in an overpayment of taxes a refund may be obtained.

To prevent backup withholding: each tendering holder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding.

If you do not have a TIN, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

If the Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, United States corporations and tax-exempt organizations) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions.

NON-UNITED STATES HOLDERS

In order for a holder that is not a United States person to qualify for exemption from backup withholding, such holder must complete and submit to the Registry or the U.S. Depositary, as applicable (referred to herein as the "Payor"), the "Substitute Form W-8" set forth herein, certifying that the holder is not (i) a United States citizen or resident, corporation, partnership, estate, or trust, (ii) an individual who has been, or plans to be, present in the United States for a total of 183 days or more during the calendar year, or
(iii) engaged, nor plans to be engaged during the year, in a trade or business in the United States with which gains from the sale of the Shares are effectively connected.

If backup withholding occurs as a result of a foreign holder's failure to provide the Payor with a properly executed Substitute Form W-8, such holder may get a refund of the amount withheld by filing Internal Revenue Service Form 1040NR ("United States Nonresident Alien Income Tax Return").

Note: All references herein to sections are to the indicated sections of the Internal Revenue Code of 1986, as amended.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                     NUMBER (`TIN') ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:                                  GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER
                                                                         IDENTIFICATION NUMBER OF
1.  Individual                                            The individual
2.  Two or more individuals (joint account)               The actual owner of the account or, if combined funds,
                                                          the first individual on the account (1)
3.  Custodian account of a minor (Uniform Gift to         The minor (2)
    Minors Act)
4.  a. The usual revocable savings trust (grantor is      The grantor-trustee (1)
       also trustee)
    b. The so-called trust account that is not a legal
       or valid trust under State law                     The actual owner (1)
5.   Sole proprietorship                                  The owner (3)
6.   A valid trust, estate, or pension trust              Legal entity (4)
7.   Corporation                                          The corporation
8.   Association, club, religious, charitable,            The organization
     education or other tax-exempt organization
9.   Partnership                                          The partnership
10.  A broker or registered nominee                       The broker or nominee
11.  Account with the Department of Agriculture in the    The public entity
     name of a public entity (such as State or local
     government, school district, or prison) that receives
     agricultural program payments.

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Number Card, at the local office of the Social Security Administration. Get Form W-7, Application for IRS Individual Taxpayer Information Number, to apply for an Individual TIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write, "Applied For" in the space for the TIN, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will, generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE: Writing, "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "Exempt" in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in
(1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)  A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(3)  The United States or any of its agencies or instrumentalities.

(4) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(5) A foreign government, a political subdivision of a foreign government, or any of their agencies instrumentalities.

(6)  An international organization or any of its agencies or instrumentalities.

(7)  A foreign central bank of issue.

(8) A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13)  A financial institution.

(14) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

(16) Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

o  Payments to non-resident aliens subject to withholding under section 1441.
o Payments to partnerships not engaged in a trade or business in the United States and which have at least one non-resident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o  Payments made by certain foreign organizations.
o  Payments made to a nominee.

  Payments of interest not generally subject to backup withholding include the following:

o Payments of interest or obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your current TIN to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852)
o  Payments described in section 6049(b)(5) to non-resident aliens.
o  Payments on tax-free covenant bonds under section 1451.
o  Payments made by certain foreign organizations.
o  Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6060N, and their regulations. PRIVACY ACT NOTICE.
Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TIN. If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. If the payer discloses or uses TINs in violation of Federal law, the payer may be subject to civil and criminal penalties.

            FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE

 THIS IS A VERY IMPORTANT DOCUMENT.  IF YOU ARE IN DOUBT AS TO HOW TO DEAL WITH
        IT, CONSULT YOUR STOCKBROKER OR FINANCIAL ADVISER WITHOUT DELAY.

                  The Registry for the Offer in Australia is:

                     NATIONAL REGISTRY SERVICES PTY LIMITED

        By Mail:                               By Facsimile                              By Hand:
REPLY PAID 85                              FAX:  (02)  9372 6011                 LEVEL 1, GROSVENOR PLACE
PO Box N460                                                                          225 GEORGE STREET
Grosvenor Place                                                                      SYDNEY  NSW  2000
NSW   1219                                                                         TEL:  (02)  9372 6060

                     The U.S. Depositary for the Offer is:

                              THE BANK OF NEW YORK

        By Mail:                           By Facsimile Transmission:             By Hand or Overnight Delivery:
                                       (FOR ELIGIBLE INSTITUTIONS ONLY)
TENDER & EXCHANGE DEPARTMENT                   (212) 815-6213                      TENDER & EXCHANGE DEPARTMENT
      P.O. Box 11248                                                                    101 BARCLAY STREET
    Church Street Station                                                           RECEIVE AND DELIVER WINDOW
New York, New York 10286-1248             FOR CONFIRMATION TELEPHONE:                NEW YORK, NEW YORK 10286
                                                (800) 507-9357

Any questions or requests for assistance or additional copies of the Offer to Purchase, the Acceptance and Transfer form, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Holders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

          The Information Agent for the Offer in the United States is:

                                   MACKENZIE
                                 PARTNERS, INC.
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
              FROM THE UNITED STATES CALL TOLL-FREE (800) 322-2885

The Financial Advisor to MCI WORLDCOM, Inc. is:

                                                   MERRILL LYNCH
                 Level 49, MLC Centre                                 MERRILL LYNCH WORLD HEADQUARTERS
                  19-29 MARTIN PLACE                                             NORTH TOWER
                  SYDNEY  NSW   2000                                       WORLD FINANCIAL CENTER
            (02)  9226 5342 (CALL COLLECT)                              NEW YORK, NEW YORK 10281-1305
                                                                        (212) 449-8971 (CALL COLLECT)

           The Dealer Manager for the Offer in the United States is:

                                 MERRILL LYNCH
                        MERRILL LYNCH WORLD HEADQUARTERS
                                  NORTH TOWER
                             WORLD FINANCIAL CENTER
                         NEW YORK, NEW YORK 10281-1305
                         (212) 449-8971 (CALL COLLECT)